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                                                                    Exhibit 32.2

CFO Certification of Periodic Report under Section 906 of the Sarbanes-Oxley Act

I, Stephanie Kushner, Vice President and Chief Financial Officer of Federal Signal Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to the best of my knowledge:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended March 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934
        (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 5, 2004

                                              /s/ Stephanie K. Kushner
                                     -------------------------------------------
                                     Stephanie K. Kushner
                                     Vice President and Chief Financial Officer

      This certificate accompanies the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 2004 pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Registrant for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.